EXHIBIT 99.1

Heritage Oaks Bancorp Announces Voluntary Delisting from NASDAQ

PASO ROBLES, Calif., March 28, 2017 (GLOBE NEWSWIRE) — Heritage Oaks Bancorp (the “Company”) (Nasdaq: HEOP), a bank holding company and the parent of Heritage Oaks Bank (“Bank”), announced today that it has notified The NASDAQ Stock Market (“NASDAQ”) of its intent to delist its common stock from The NASDAQ Capital Market following the anticipated completion of the merger of the Company into Pacific Premier Bancorp, Inc. (“PPBI). As a result of the merger, the Company will be merged with and into PPBI with PPBI surviving the merger. The Company has requested that NASDAQ file with the SEC a Form 25 relating to the delisting of the Company’s common stock from NASDAQ.

ABOUT HERITAGE OAKS BANCORP

With $2.0 billion in assets, Heritage Oaks Bancorp is headquartered in Paso Robles, California and is the holding company for Heritage Oaks Bank. Heritage Oaks Bank operates two branch offices each in Paso Robles and San Luis Obispo; single branch offices in Atascadero, Templeton, Cambria, Morro Bay, Arroyo Grande, Santa Maria, Goleta and Santa Barbara; as well as a single loan production office in Ventura/Oxnard. Heritage Oaks Bank conducts commercial banking business in San Luis Obispo, Santa Barbara, and Ventura counties.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the “Act”). Statements concerning future performance, developments or events, management’s expectations for growth, income forecasts, sales activity for collateral, and any other guidance on future periods, constitute forward-looking statements within the meaning of the Act and are subject to a number of risks and uncertainties. Actual results may differ materially from expectations expressed in any forward-looking statements as a result of such risks and uncertainties. Specific risks and uncertainties include, but are not limited to: our ability to complete the proposed merger with Pacific Premier Bancorp, Inc. (“PPBI”) in a timely manner, if at all, and the possibility that the anticipated benefits of the merger with PPBI are not realized when expected or at all; renewed softness in the overall economy, including the California real estate market; the effect of the current low interest rate environment or changes in interest rates on our net interest margin; changes in the Company’s business strategy or development plans; our ability to attract and retain qualified employees; a failure or breach of our operational security systems or infrastructure or those of our customers, our third party vendors or other service providers, including as a result of a cyber-attack; any compromise in the secured transmission of confidential information over public networks; environmental conditions, including the prolonged drought in California, natural disasters such as earthquakes, landslides, and wildfires that may disrupt business, impede operations, or negatively impact the ability of certain borrowers to repay their loans and/or the values of collateral securing loans; the possibility of an unfavorable ruling in a legal matter, and the potential impact that it may have on earnings, reputation, or the Bank’s operations; and the other risks set forth in the Company’s reports filed with the U.S. Securities and Exchange Commission (“SEC”). Additional information on these and other risks and uncertainties that could affect our business, operations and financial results are included in the Company’s SEC filings. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements prove to be incorrect, the Company’s results could differ materially and adversely from those expressed in, implied or projected by such forward-looking statements. The Company and the Bank assume no obligation to update such forward-looking statements and expressly disclaim any intent to do the same.

CONTACT

Simone Lagomarsino, President & Chief Executive Officer

1222 Vine Street

Paso Robles, California 93446

805.369.5260

slagomarsino@heritageoaksbank.com

Jason Castle, Executive Vice President &Chief Financial Officer

1222 Vine Street

Paso Robles, California 93446

805.369.5294

jcastle@heritageoaksbank.com